UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
September 6, 2018

DiamondRock Hospitality Company

(Exact name of registrant as specified in charter)

Maryland	001-32514	20-1180098
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Bethesda Metro Center, Suite 1400
Bethesda, MD 20814
(Address of Principal Executive Offices) (Zip Code)

(240) 744-1150
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 3.02 Unregistered Sales of Equity Securities

The information in Item 8.01 below is incorporated into this Item 3.02 by reference.

Item 8.01 Other Events

On September 6, 2018, DiamondRock Hospitality Company (the “Company”) and DiamondRock Hospitality Limited Partnership (the “Operating Partnership”) entered into a contribution agreement under which an unrelated third party has agreed to contribute its interest in a luxury resort hotel in California to the Operating Partnership in exchange for approximately $150,000,000 in a combination of cash and a maximum of 4,591,836 units of newly-issued common limited partnership interests in the Operating Partnership (“OP units”) at an agreed-upon value. The actual number of OP units to be issued at the closing will be determined prior to closing; however, the Company expects that the actual number of OP units issued will be less than, and potentially substantially less than, the maximum number of OP units referenced above. The transaction is expected to close in the fourth quarter of 2018, following the satisfaction of closing conditions.

Beginning 12 months after issuance, the OP units issued by the Operating Partnership are redeemable at the option of the holders thereof for cash or, at the Company’s option, for shares of common stock of the Company on a one-for-one basis, subject to certain adjustments, in accordance with the terms of the Amended and Restated Agreement of Limited Partnership of the Operating Partnership.

The issuance of the OP units described above will be issued in reliance on an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K (“Current Report”) contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms and phrases such as “believe,” “expect,” “intend,” “project,” “anticipate,” “position,” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to the risks related to the closing of the transaction and those risks and uncertainties associated with our business described from time to time in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K filed on February 27, 2018. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions, we can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this Current Report is as of the date of this Current Report, and we undertake no obligation to update any forward-looking statement to conform the statement to actual results or changes in our expectations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMONDROCK HOSPITALITY COMPANY

Date: September 7, 2018	By	/s/ William J. Tennis
William J. Tennis
Executive Vice President, General Counsel and Corporate Secretary